                                                                 Exhibit 10(y)

                              AMENDING AGREEMENT
                              ------------------

THIS AMENDING AGREEMENT dated as of the 29th day of October, 1993


BETWEEN:

                                    TRANSCANADA PIPELINES LIMITED
                                    a Canadian corporation
                                    ("TransCanada")

                                    AND

                                    NEW ENGLAND POWER COMPANY
                                    a Company incorporated under the laws
                                    of the State of Massachusetts
                                    ("Shipper")

WITNESSETH THAT:

            WHEREAS TransCanada and Shipper are parties to a Firm Service Contract dated January 6, 1992 as amended (the "Firm
Service Contract"), which provides for the firm delivery of gas by TransCanada to a point on the international border near Iroquois, Ontario (the "Delivery Point"); and
            WHEREAS Shipper requested and TransCanada agreed, on the terms and conditions set forth herein, to amend the volume of gas to be transported under the Firm Service Contract for the period between November 1, 1993 and October 31, 1994.
            NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, TransCanada and Shipper hereby agree as follows:
1. Article II of the Firm Service Contract is deleted in its entirety and the following is substituted therefor:

"ARTICLE II - GAS TO BE TRANSPORTED
- -----------------------------------

2.1 Subject to the provisions of this Contract, the FS Toll Schedule, the List of Tolls, and the General Terms and Conditions referred to in Section 7.1 hereof, TransCanada shall provide transportation service hereunder for Shipper in respect of a volume of gas which, in any one day, from November 1, 1993 until October 31, 1994, shall not exceed 1406.6 10 3m3 and from November 1, 1994 until October 31, 2006, shall not exceed 1699.7 10 3m3 (the "Contract Demand")."

2.          Subject to the amendments contained herein, the Firm
Service Contract is hereby ratified and confirmed.

                                    TRANSCANADA PIPELINES UNITED

                                     s/ H. Feldman
                              per


                                     s/ S. S. G.
                              per



                                    NEW ENGLAND POWER COMPANY

                                     s/ Jeffrey W. VanSant
                              per


                                     s/ John F. Malley
                              per